Aspiriant Risk-Managed Municipal Bond Fund (the “Fund”)

A series of Aspiriant Trust

Supplement dated August 31, 2020

to the Prospectus and Statement of Additional Information dated June 2, 2020, as supplemented

This supplement updates information in the Prospectus and Statement of Additional Information (“SAI”) for the Fund and should be read in conjunction with those documents.

•	Effective September 1, 2020, Wells Capital Management, Inc. (“WellsCap”) will replace Wendy Casetta with Nicholos Venditti on the Fund’s portfolio management team. All references in the Prospectus and SAI to Wendy Casetta as portfolio manager are hereby deleted.

Nicholos Venditti currently serves as a Senior Portfolio Manager for WellsCap. Prior to joining WellsCap in 2020, Mr. Venditti spent 10 years at Thornburg Investment Management, most recently as a Senior Portfolio Manager and Head of the Municipal Bond Group.

Mr. Venditti does not currently manage other accounts, nor does he own any shares of the Fund.

Please retain this supplement for future reference.